================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 30, 2004

                                 --------------

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                     1-11152                 23-1882087
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)



 781 Third Avenue, King of Prussia, PA                  19406-1409
(Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

================================================================================

Item 5. Other Events

On April 30, 2004 InterDigital Communications Corporation issued a press release announcing that it expects to report financial results for its first quarter 2004 that exceed financial analysts' expectations. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

99.1     Press release dated April 30, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R. J. Fagan
                                 ------------------------------------------
                                 Richard J. Fagan
                                 Chief Financial Officer



Dated:  April 30, 2004

                                  EXHIBIT INDEX



Exhibit  No.               Description
-----------                -------------
     99.1                  Press release dated April 30, 2004